                                                                     EXHIBIT 23A



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference of our report dated January 26, 1998 included in the Company's annual report on Form 10-KSB for the year ended December 28, 1997 into this registration statement of Famous Dave's of America, Inc. on Form S-8.

                                            LUND KOEHLER COX & COMPANY, PLLP



Minneapolis, Minnesota,
April 6, 1998